UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

775-239-7673
(Registrant's telephone number, including area code)

_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 17, 2025, USBC, Inc. (the “Company”) and Kirk Chapman, the Company’s Chief Operating Officer, mutually agreed that Mr. Chapman would depart from his position effective December 15, 2025.

Separation Agreement

In connection with Mr. Chapman’s departure from his role as the Company’s Chief Operating Officer, the Company and Mr. Chapman entered into a separation agreement on January 6, 2026 (the “Separation Agreement”). The Separation Agreement provides that Mr. Chapman will receive severance benefits equal to his annual base salary of $320,000 per annum payable in substantially equal installments on the Company’s regular payroll dates until the earlier of: (i) December 31, 2026 and (ii) the date that Mr. Chapman commences “Other Employment or Service,” which the Separation Agreement generally defines as any direct or indirect engagement of Mr. Chapman’s services by any individual, partnership, joint venture, corporation, limited liability company, firm, group or other entity as an employee, consultant, advisor, independent contractor, director, partner, shareholder, member, joint venturer or in any other capacity.

Except as expressly modified by the Separation Agreement, Section 4(a) (Mr. Chapman’s obligations upon termination) and Section 5 (restrictive covenants) of the employment agreement, dated August 6, 2025, by and between Mr. Chapman and the Company (the “Employment Agreement”) will remain in full force and effect. However, the Company agreed to waive the post-employment non-competition obligations set forth in Section 5(d) of the Employment Agreement.

The Separation Agreement includes a general release of claims and customary non-disparagement and confidentiality covenants in favor of the Company.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed with the Company’s Transition Report on Form 10-K and incorporated by reference herein.

Forfeiture of Unvested Option Grants

All of Mr. Chapman’s unvested option awards as of December 31, 2025, his last day of employment with the Company, will be forfeited. Mr. Chapman joined the Company in August 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: January 12, 2026	By:
	Name:	Kitty Payne
	Title:	Chief Financial Officer

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